GARRETT MOTION: THE NEXT CHAPTER 24TH OCTOBER, 2023

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Forward Looking Statements This presentation contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or m ay occur in the future are forward looking statements including without limitation our statements regarding strategies and growth opportunities, planned investments, ESG initiativ es including science-based GHG emissions targets, outlook for 2023, long-term targets, projected sales, market opportunities, expectations regarding our products and innovations, including margin profiles, costs, customer demand and our ability to meet the expectations of customers, capital allocation priorities, expectations regarding BEV penetration, ICE and turbocharger demand, the uniqueness and competitiveness of our offerings in comparison to those of our peers, statements regarding barriers to entry by potential com petitors, expectations regarding our ability to expand our customer base and scope, our ability to attract and retain talent, statements regarding the expected profitability and resili ency of our business, and others. Although we believe the forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties , and other factors, which may cause the actual results or performance of Garrett to be materially different from any future results or performance expressed or implied by s uch forward looking statements. Such risks and uncertainties include but are not limited to changes in our strategies, unanticipated changes in industry conditions or macro economic conditions, unanticipated changes in the assumptions supporting the Company’s outlook for 2023, long-term targets, projected sales or market opportunities, risks associa ted with the Company’s indebtedness, volatility in the demand for our technologies, fluctuations in foreign exchange rates, risks associated with the Company's ability to imple ment and execute its strategies, unanticipated changes in the labor market, volatility in demand for our technologies, and the other risk factors described in our annual report on For m 10-K for the year ended December 31, 2022, as well as our other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding F orward Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward looking s tatements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Non-GAAP Financial Measures This presentation includes the following Non-GAAP financial measures which are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”): EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Consolidated EBITDA, Adjusted Free Cash Flow, Adjusted Free Cash F low Conversion, Adjusted Free Cash Flow Yield, and Debt (gross and net) to Consolidated EBITDA, Enterprise Value to Adjusted EBITDA, and Enterprise Value to Adjusted EBIT. The Non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix containing Non-GAAP Reconciliations and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together wit h reported amounts, these measures are useful to investors and management in understanding our ongoing operations and analysis of ongoing operating trends. Garrett believes t hat the Non-GAAP measures presented herein are important indicators of operating performance because they exclude the effects of certain items, therefore making them more c losely reflect our operational performance. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. For additional in formation with respect to our Non-GAAP financial measures, see the Appendix to this presentation and our annual report on Form 10-K for the year ended December 31, 2022.

Confidential | Copyrights © 2022 Garrett Motion Inc.3 10 am Welcome to Garrett Eric Birge Head of Investor Relations Introduction & Next Chapter Olivier Rabiller President & Chief Executive Officer Strategy & Growth Roadmap Pierre Barthelet SVP Strategy & Advanced Technology Craig Balis SVP & Chief Technology Officer Financial Outlook Sean Deason SVP & Chief Financial Officer 11.30 am Closing Remarks Olivier Rabiller President & Chief Executive Officer 12 - 2 pm Q&A, Booth visits, lunch buffet Management Team Today’s Agenda

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Pierre Barthelet SVP Strategy & Advanced Technology 25 Years Industry Experience 22 Years at Garrett / Honeywell Today’s Presenters Olivier Rabiller President & Chief Executive Officer 28 Years Industry Experience 21 Years at Garrett / Honeywell 23 Years Industry Experience 3 Years at Garrett Sean Deason SVP & Chief Financial Officer Craig Balis SVP & Chief Technology Officer 25 Years Industry Experience 34 Years at Garrett / Honeywell

Confidential | Copyrights © 2022 Garrett Motion Inc.3

INTRODUCTION & NEXT CHAPTER Olivier Rabiller

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Our Mission Garrett is a cutting-edge technology leader delivering differentiated solutions for emission reduction and energy efficiency. We are passionate about innovating for mobility and beyond.

Confidential | Copyrights © 2022 Garrett Motion Inc.3 26% 41% 19% 12% 2% Technologies Offering2022 Revenue Breakdown Garrett: Global Leader and Innovation Powerhouse Key Statistics 13 State-of-the-art Manufacturing Facilities ~1,250 Engineers ~1,700 Patents Issued or Pending North America Diesel Gas Aftermarket By Geography 19% 31% 48% 2% Asia Europe Other By Product Line Commercial Vehicle5 R&D Centers $100M+ Annual Investment in Electrification ~9,300 Employees 2 E-Cooling Compressor Two Stage Double Axle VNT Variable Nozzle Turbine (VNT) Large Free-Float E-Powertrain Wastegate Wastegate Fuel Cell Compressor E-Turbo E-Compressor E m is s io n R e d u c ti o n Z e ro E m is s io n Global #1 Turbo Player 1 Reflects Garrett win rate on total turbo industry opportunities 2 Includes approximately 7,300 permanent employees and 2,000 temporary and contract workers globally as of 12/31/2022 >50% Win Rate of New Business1 $3.6B 2022 Revenue ~$2B Market Capitalization Other 31% Commercial Vehicle & Industrial Light Vehicle Diesel, Gas & Hybrid

Confidential | Copyrights © 2022 Garrett Motion Inc.3 We Contribute to a Sustainable Future… We develop differentiated solutions for sustainable mobility Cleaner, More Efficient vehicles Culture of Innovation Our professional global team is at the heart of our success Responsible Operations We operate ethically and drive continuous improvement SCIENCE-BASED TARGET 46.2% GHG emission reduction to 2030 with a 2019 baseline (scope 1+2) >1,250 Specialized engineers leading the charge with industry-first solutions of which >400 Highly specialized engineers in electrification and software domains >99% Revenue and R&D in emission reduction and zero-emission technologies >3 Million Ton CO2 / y Additional reduction in 2022 thanks to Garrett Latest generation Turbos1 Rating among the top 2% of global auto suppliers across Environment, Ethics, Sustainable procurement and Labour & Human Rights Upheld B score for CDP climate change 1) Simulation based on fleet with a Garrett Turbo compared with prior generation since 2020; same simulation extrapolated to 2030 fleet would amount to ca. 26 Million Tons CO2 saved per year

Confidential | Copyrights © 2022 Garrett Motion Inc.3 …Decarbonizing Mobility for 40+ Global OEMs & Aftermarket All images are embedding Garrett products currently in production Light Vehicles On-highway commercial vehicles Off-highway commercial vehicles & Industrials Large bore engines for PowerGen, Marine & Industrial Racing & Special Vehicles First Garrett Turbo application in 1954

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Leader in Turbo, a more resilient industry than ICE Turbo tech: longer tail than ICE Garrett leadership expansion • #1 Turbo Industry Leader • >50% new business win rate on average since 2018 • Broadest portfolio of Turbo technologies for Light Vehicle and Commercial Vehicle • Expanding range further in Industrial with Large Frame Turbo for Power Generation and Marine 2023 2024 2025 2026 >85%>95% >75%100% • >80% cumulative OEM sales already secured 4 years in advance Long term visibility on booked sales Light Vehicles turbo penetration on Internal Combustion Engines (%)2 1 Source: Management estimates and %, $ billions bar height 2 Source: S&P Mobility, September 2023 for LV; KGP July 2023 for CV (including On-highway and Off-highway) 3 • Increasing Turbo tech. content with tighter emission standards • 31% of total sales from Commercial Vehicles, Industrial & Aftermarket in 2022, and growing 55% 57% 57% 56% 2022 2023 2024 2025 2026 54% Commercial Vehicles Turbocharged Engines (M engines) 2 2022 2023 2024 2025 2026 5.9M 6.2M 6.3M 6.6M 6.8M Projected OEM Sales Already Awarded1

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Consistently generating strong cash flow $367 $313 $350 - $400 2021 2022 2023 Robust and predictable Adjusted Free Cash1 Flow Annual Adjusted Free Cash Flow ($M)1 and Adjusted Free Cash Flow Conversion (%)1 Outlook 60% 55% ~60%2 16.7% Adj. EBITDA Margin1 15.8% ~16.0% 1 See Appendix for reconciliations of the Non-GAAP measures 2 Reflects midpoint of 2023 outlook To continue through electrification transition Outlook Range2 $1.7B to $2.1B cumulative adjusted free cash flow1 expected in the next 5 years… …while anticipating light vehicle Battery Electric penetration at ~41% by 2030… …while investing ~$0.5B in R&D in the next 5 years, developing targeted and differentiated Zero Emission Technologies

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Leveraging key capabilities to focus on high-value ZEV products High-speed Oil-less Fuel Cell Compressor High-speed E-Powertrain Turbomachine High speed motor High switching speed power electronics Controls Software High-speed Oil-less E-Cooling Compressor 1 Including Automotive Turbos: Light Vehicles, Commercial Vehicles and selected high-speed Industrial applications, AfterMarket (Garrett Industry Model) 2 Including targeted industry for Fuel Cell Compressor, E-Powertrain, E-Cooling Compressor, excluding captive, platforms in production/already awarded, applications where differentiation is insufficient to justify targeted margins (Garrett Industry Model) Zero Emission Vehicle Industry Targeted by Garrett ~$30B2 TODAY 2030E Turbo Industry Targeted by Garrett ~$13B1 Unique capabilities at the foundation of 3 disruptive ZEV investments Unlocking additional ~$30B2 by 2030 in Zero Emission Vehicle Industry Opportunities Turbo Industry Targeted by Garrett ~$12B1 ~$1B from Fuel Cell, ~$29B from BEV

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Garrett right to win in ZEV: why we are different High-speed Oil-less Fuel Cell Compressor High-speed E-Powertrain High-speed Oil-less E-Cooling Compressor Why Customers are excited Why it is difficult to replicate for others • Need multi-domain optimization & IP protected critical technology bricks • Portfolio breadth to support the variety of applications & field experience (Garrett 10 years and 3 generation know- how, widest portfolio) • Major technology step required to manage challenges with super-high-speed vibration, cooling, high-speed balancing, high-speed sensor-less controls, … • Need high speed air compression building blocks for design & manufacturing • Garrett leveraging field experience & established portfolio of Fuel cell Compressor ✓Reducing total cost of ownership ✓ Increasing vehicle range ✓ Increasing vehicle/fleet productivity ✓Proven durability, 7 years in the field 2024 expected sales of ~$20M ✓ Increasing vehicle range & performance ✓Freeing up space for better modularity across vehicle platforms ✓Enabling installation in constrained applications ✓Enabling ultra fast charging ✓Performance driving ✓Enhancing cabin comfort ✓Simpler installation (no oil lines) ✓ Low noise 3 focused investments

Garrett… best in class financial metrics

	Garrett[2]	PV Focused Auto Suppliers[3]	CV Powertrain Focused[4]	Broader Industrials[5]
Industrial / Aftermarket / CV Contribution				
2023E Adj. EBIT Margin[1]	14%	9%	8%	11%
2023E (Adj. EBITDA[1] – Capex) / Adj. EBITDA[1]	87%	55%	73%	75%
2023E Adj. Free Cash Flow Yield[1]	20%	5%	9%	3%

Leading Financial Performance Compared to Companies in All Key End Markets

End Market Significantly More Diversified Compared to PV Focused Auto Suppliers

Path to Grow thanks to Healthy Core and Upside Optionality in ZEV

Source: Capital IQ as of September 8, 2023 and Garrett 2023 Outlook
[1] See Appendix for reconciliations of the Non-GAAP measures
[2] Based on midpoint 2023 guidance
[3] PV Focused Auto Suppliers Peers include BorgWarner, Linamar, Schaeffler, Vitesco Technologies, Brembo, Autoliv, Stabilus, and Aptiv
[4] CV Powertrain Focused Peers include Dana, Cummins, American Axle & Manufacturing, and Allison Transmission
[5] Broader Industrials Peers include Sulzer, Burckhardt, Wartsila, Mitsubishi Heavy Industries, Cummins, ABB Turbo, Rolls Royce, Wabtec, Belimo, SFS, Schindler, Georg Fischer, Landis-Gyr, and VAT Group

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Copyrights © 2023 Garrett Motion Inc.

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Investor Takeaways #1 Turbo player, leader in a technology-driven industry, consolidating and more resilient than ICE overall; Still investing in new Turbo technology and expanding to industrial app’s Industry Leadership Resilient & highly profitable business, with proven performance through business cycles; $1.7B to 2.1B adjusted free cash flow1 for the next 5 years while funding ZEV2 transition Healthy Cash generation Focused R&D investments, on 3 key ZEV2 product lines: Fuel Cell Compressor, E- Powertrain, E-Cooling Compressor, targeting a fast-growing, 30B$ industry by 2030 Focused ZEV2 strategy New ZEV product lines, addressing unmet customer needs; sustaining high margins through difficult to replicate technology, while providing optionality beyond mobility Tech differentiation Experienced leaders with proven track record of success; strong intrapreneurial culture centred on creating and delivering breakthrough innovation at scale Talent & Culture 1 See Appendix for reconciliations of the Non-GAAP measures 2 ZEV = Zero Emission Vehciles (including Battery Electric and Fuel Cell Vehicles)

STRATEGY & GROWTH ROADMAP Pierre Barthelet Craig Balis

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Turbo Industry solutions Zero Emission Vehicle Industry solutions The Automotive Industry, Transforming: one tech does not fit all Internal Combustion Engine Vehicles Zero Emission Vehicles H y b ri d s (“ E le c tr if ie d ” ) B a tt e ry E le c tr ic ( B E V ) F u e l C e ll (F C E V ) + “ P u re ” IC E A lt e rn a ti v e fu e ls Hydrogen ICE (H2 ICE) eFuels At times included into new policies (e.g. China “NEV”, US “PEV”, …) Battery Electric Vehicle Fuel Cell Electric Vehicle Range Extenders (REEV/REX) Plug-in Hybrids (PHEV) Mild Hybrids (MHEV) Full Hybrids (HEV) Waste Gate Variable Nozzle Turbo E-Turbo Fuel Cell Compressor E-Powertrain E-Cooling Compressor At times assimilated to ZEV (e.g. EU, …)

Confidential | Copyrights © 2022 Garrett Motion Inc.3 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Jefferies (H2 2022) S&P Mobility (09/2023) Garrett Industry model McKinsey (2023) PWC (H2 2023) Goldman Sachs (H2 2022) Morgan Stanley (H2 2022) From “ICE” to Zero Emission Vehicle: adoption curve BEV penetration on LV (%) Worldwide Battery Electric Vehicle (BEV) penetration on Light Vehicle (%)… EV cost & price competitiveness Battery manufa- cturing capacity Charging infrastructure EV subsidies & Technology bans …adoption drivers

Confidential | Copyrights © 2022 Garrett Motion Inc.3 $5B $6B $6B $6B $8B $8B $6B $4B $9B $30B $47B 2022 2027 2030 2033 Commercial Vehicle, Industrial, Aftermarket Light Vehicle Turbo ZEV products Not addressable/ not targeted Turbo industry more resilient than “ICE”; ZEV growth ramp-up Garrett targeted industries revenue pool evolution Targeted Industries Revenue pool in $B1 1 Source: Management Estimates • Light Vehicles Turbo industry to peak before 2027, then plateau as Turbo favoured for stringent fuel efficiency targets • Commercial Vehicle, Industrial & Aftermarket Turbo industry to keep growing driven by longer lifecycle and Combustion Engine resilience • Zero Emission Vehicle Targeted Industry ramping up quickly to 30B$ by 2030 ▸ Includes 3 key ZEV Garrett products only ▸ Excluding in-house; timing of start of production ▸ Selected segments, where high-speed matters ~$1B from Fuel Cell, ~$29B from BEV

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Garrett strategic growth framework Grow Commercial Vehicles, Industrial, Aftermarket 67% 33% 2022 2027 2030 34% 32% 34% 2033 ZEV products Light Vehicle Turbo Products Commercial Vehicle, Industrial, Aftermarket Turb, Other Apply technology for electrification needs Serve industry consolidation #1, >50% industry bids won, >80%1 already awarded up to ’27 Garrett Sales2 1 Calculated on cumulative OE sales from awarded programs over total OE sales 2 Source: Management Estimates Turbo Consolidator ZEV Disruptor Path to long term growth=&1 2 Fuel Cell Compressor E-Powertrain E-Cooling Compressor Turbomachine High speed motor Power electronics Software

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Variable Nozzle Turbine (VNT) Wastegate E-Turbo E-Compressor Light Vehicle Diesel, Gas & Hybrid technology • Light Vehicles Turbo industry starting to “polarize” ▸ ICE/hybrid engines still being designed & launched ▸ Few “partners” can deliver technology needed ▸ Deliver at large scale even more mission-critical • Turbo industry “long tail” fuelled by Commercial Vehicle, Industrial & Aftermarket applications Garrett Proving a Reliable Partner in Turbo Consolidation1 5+ key competitors 2-3 key competitors 1-2 key competitors 1-2 key competitors Two Stage 1-2 key competitors Technology driven consolidation, as few peers can deliver at scale new Turbo technologies needed to achieve ambitious CO2 efficiency targets #1 industry position✓ >50% industry bids won >80% of OEM cumulative sales already awarded 4 years ahead✓ ✓

Confidential | Copyrights © 2022 Garrett Motion Inc.3 31% Commercial Vehicle, Industrial & Aftermarket contribution to sales in 2022 • Commercial vehicle, industrial & aftermarket products are Higher margin & contribute to earnings on an outsized basis ▸ Stable earnings stream ▸ Long lifespan projects ▸ High OE stickiness • Aim to grow the customer base and expand scope in Marine and Power Generation verticals ▸ Expanding portfolio to “bigger” applications, in high & medium speed domains CV & Industrial Turbo Business Importance & Runway for Growth1 4x Garrett turbos Wastegate (WG) Double Axle Variable Nozzle Turbine (VNT) x1-10+ ASP multiplier vs. Light vehicle Turbo NEW LARGE FRAME GT 80 frame-size being assembled in Torrance

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Investing Efficiently to Drive Long-Term Profitable Growth 400+ Engineers Dedicated to Electrification Today 2015 2016 2017 2018 2019 2020 2021 2022 >50% Of Engineering Investment In-House Design High-Speed Motors, Inverters, Software Overview of Electrification Hiring and Organization Headcount Over Time Engineers hired & re-trained in past 5 years, now focused on new electrification technologies 400+ $100M+ Annual Investment in Electrification <75 Best-in-Class R&D Culture and Unique Capabilities in Electrical Machinery Attracting Industry-Leading Engineers in Electrification Turbo R&D Intensity Improving as ICE Powertrain Programs Consolidate = Turbos / Launch Platform consolidation driving to fewer, but bigger, platforms Turbos per Launch Cost per Launch R&D $ / Launch Lower cost per launch, enabled by ability to leverage existing engineering & technology Turbo R&D Intensity Turbo R&D $ / sales $ Fewer, larger turbo programs with lower R&D spend per unit volume Consolidation in Turbo Powertrain Programs Enabling Garrett to Invest in Outsized Electrification R&D, While Maintaining Total R&D Spending Discipline < 5% of Sales decreased ~40% in last 5y 5 Global R&D centers ~1/3rd Of Total Engineers

Confidential | Copyrights © 2022 Garrett Motion Inc.3 E-Boosting: the capability bridge • Our core technologies enable us to bring disruptive solutions, hard to replicate by others • We have launched ZEV products & components and continue improving our cost base ▸ We developed in-house inverters and high-speed e-Motors for the E- Turbo, currently in production E-Turbo E-Compressor Inverter x2 ASP multiplier vs. CV WG

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Successful Innovation Shift to Electrification Technologies Turbomachines for Air Compression High precision design & assembly, high speed balancing, and ability to operate in harsh environments across multiple use cases Withstands temperatures up to 1,900°F Operating with tolerances of 7x thinner than hair E-Turbo motor can rotate in excess of 200,000 revs per minute Operates at 10x typical automotive E-motor speeds High-Speed Motors Best-in-class power density, producing the same amount of power in a smaller, more compact form Power Electronics Unique, compact design for high speed / high power motor control, operating in harsh environments (vibration, temperature) High voltage 400-800V electronics in a compact design Industry-leading 30,000 Hertz switching frequency Control Software Use on-board digital twins to optimize energy efficiency of all vehicle types in real-time Up to 30x smaller memory footprint Up to 6x faster execution time vs. closest competitor

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Unique Capabilities & IP Pushing Innovation Boundaries 1st to Introduce Fuel Cell Compressor Technology to the Industry, now Delivering 3rd Generation Rotor rides on an air film 20 times thinner than human hair Advanced Controls calculates rotor position every 30 microseconds, 10,000 times in a blink of an eye High Speed E-Powertrain 55 Kg full system weight for 250 kW…30kg lighter than industry competitor for lower power From 50,000 to 200,000 RPM in <2 seconds, >1.5 times faster than an F-16 engine spooling up to max thrust (~3 seconds) Bearing clearance of oil film… 7 times thinner than human hair (~0.0028 inches) Turbine inlet over 1,900°F… temperature hotter than lava melting point (~1,800°F) Wheels tip speed ~1,300 miles per hour… supersonic, >1.7 times the speed of sound Being shaken at 25g vibration… more than a fighter jet can withstand (~14g) From Turbo Leader to Zero Emission Vehicle Disruptor Fuel Cell Compressor E-Powertrain Turbomachine High speed motor Power electronics Software E-Cooling Compressor

Confidential | Copyrights © 2022 Garrett Motion Inc.3 E-Cooling Compressor for Electric Vehicles Crucial component in EV thermal management; circulates refrigerant fluid to cool the battery, E-Powertrain and cabin Garrett Technologies for Zero Emission Vehicles Fuel Cell Compressor for Hydrogen Vehicles Feeds the fuel cell stack with the air needed to generate electricity E-Powertrain for Electric Vehicles Integrated E-motor, inverter (power electronics) and transmission solution for EV propulsion Hydrogen Fuel Cell EV (“FCEV”) Battery EV (“BEV”) 2

Confidential | Copyrights © 2022 Garrett Motion Inc.3 -10% Power Consumption 40% Downsizing Fuel Stack -30% Weight Reduction 2x220-800V Power architecture compatible More durable Fuel Cell Compressor (FCC): efficient and durable To drive100 km a Fuel Cell Electric Vehicle consumes …1kg of Hydrogen …60 m3 of air The Fuel Cell Compressor plays the critical mission of providing that compressed air, determining the efficiency of the entire system, from light vehicle to heavy duty trucks (40kW to 300kW) 2 Rotor 400V/800V Stator Foil Bearing Bearing Cooling ControllerBearing Housing + control software …Bringing Best-in-Class efficiency and durabilityHigh-Speed Air Compressor system... A high-speed electric motor (>150krpm), enclosed in an ultra-compact form factor, and controlled by high voltage inverter

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Fuel Cell Compressor (FCC)... Results so far 5 Series Production Contracts Won PORTFOLIO: 4 FC COMPRESSOR FAMILIES FCC15 for cars & light commercial vehicle FCC22 for buses & medium-duty trucks FCC25 for heavy duty trucks FCC32 for off highway & industrial applications >260 Prototypes Delivered H1 ‘23 15+ Customers Engaged WINNING BUSINESS 2 x2-3 ASP multiplier vs. Turbo Light Vehicle/Commercial Vehicle Waste Gate First Generation launched in 2016, on the Honda Clarity

Confidential | Copyrights © 2022 Garrett Motion Inc.3 High Speed E-Powertrain: Higher Power, Smaller Package Existing E-Powertrain Technology Garrett High Speed E-Powertrain -50% Packaging Size Reduction -40% Weight Reduction -35% Rare Earth (magnet & copper) Content Reduction Best In Class60% Continuous to Peak Power Ratio Energy Efficiency Designed to re-set the benchmark… 2 …via Best-in-Class Power Density 250kW A-Sample Leading US BEV player Space freed up by Garrett IPM Motor True high-speed 35krpm Gearbox Gear ratio 24:1 Inverter 800V >15kHz

Confidential | Copyrights © 2022 Garrett Motion Inc.3 High Speed E-Powertrain... Results so far 2 Pre-development Contracts Won PORTFOLIO: 3 E-POWERTRAIN FAMILIES 130kW for small SUVs, compact sedan 250kW for SUV, Premium, Light Commercial Vehicles ~400kW for High Performance & Pick-up 15+ Customers Engaged WINNING BUSINESS 2 x5-10 ASP multiplier vs. Turbo Light Vehicle/Commercial Vehicle Waste Gate

Confidential | Copyrights © 2022 Garrett Motion Inc.3 E-Cooling Compressor: step change in cooling & heating power -20 -15 -10 -5 0 5 10 15 20 25 30 35 40 45 0 10 15 20 25 30 GTX compressor 30 mm wheel dia Scroll compressor 60 cc Heat pump Cooling +160% +70% … bringing breakthrough in performanceA new refrigerant compressor technology… Volumetric scroll compressor 10 kRPM, oil lubricated Cooling performance  @ higher ambient T °C Heating performance  @ lower ambient T °C Industry standard Centrifugal compressor 160 kRPM, oil-free foil bearings Cooling performance  @ higher ambient T °C Heating performance  @ lower ambient T °C Ambient Temperature (°C) Similar size & weight (6kg) Cooling / Heating Power (kW) >20% Reduction in fast- charging time 3x Faster cabin cool-down No de-rating During intensive driving Oil less-10dB Low vibration and low noise No mounting limitations 2x smaller for same cooling/heating power 2

Confidential | Copyrights © 2022 Garrett Motion Inc.3 E-Cooling Compressor... Results so far 3 Pre-development Contracts Won PORTFOLIO: 3 E-COOLING COMPRESSOR FAMILIES 15-25kW for Light Vehicles 25-35kW / 45000h durability for Commercial Vehicles 40-60kW / 15 years for industrial usage 20+ Customers Engaged WINNING BUSINESS 2 x1-2 ASP multiplier vs. Turbo Light Vehicle/Commercial Vehicle Waste Gate

Confidential | Copyrights © 2022 Garrett Motion Inc.3

Confidential | Copyrights © 2022 Garrett Motion Inc.3 In short: Our solutions are designed to disrupt the industry If you can achieve this power density at reasonable price, it will be a game changer. Asian OEM ” Garrett is most advanced in high speed, we strongly believe in this solution to reduce material content. Global OEM ” Your technology was the missing piece of the puzzle, your compressor can do much better than the industry standard. Global OEM ” GTX has an advantage going down in speed thanks to turbo experience, unlike other suppliers who needs to push the limits to increase the speed. Global OEM “ ” 2 “ “ “ Fuel Cell Compressor E-Powertrain E-Cooling Compressor

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Garrett’s Robust & Differentiated Zero Emission Pipeline Fuel Cell Compressor E-Powertrain E-Cooling Compressor Garrett Technology Advantage… • Unique high-speed motor & controls electronics technology • Best in class aerodynamics, including turbine expander • IP protected oil-less foil bearing & high-speed balancing • Broadest portfolio for fuel cell applications 40-300kW+ … Delivering High Customer Value • Driving major technology step with high-speed motor enabling 2-3x industry standard of 15k rev/min • 40%+ reduced weight & packaging space benefit • Proven system integration experience ✓ Build on broad experience with fuel cell compressors ✓ High-speed motor & controls electronics technology ✓ Best in class aerodynamics & IP protected oil less bearing ✓ System optimization & controls key to success ✓Reducing total cost of ownership ✓ Increasing vehicle range ✓ Increasing vehicle/fleet productivity ✓Proven durability, 7 years in the field ✓ Increasing vehicle range & performance ✓Freeing up space for better modularity across vehicle platforms ✓Enabling installation in constrained applications ✓Enabling ultra fast charging & high-speed driving ✓Enhancing cabin comfort ✓Easing installation (no oil lines) ✓Quite operation 2

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Founded on unique set of capabilities & IP difficult to acquire 65y exp. with air compression turbomachine Unique ultra high-speed electric motor High switching freq. power electronics Unique high- speed sensor- less controls High speed and oil-less bearings 100-150k RPM 35k RPM 160k RPM 2 Fuel Cell Compressor E-Powertrain E-Cooling Compressor And more: Patchy portfolio, higher power consumption, heavier & bulkier design, limited field experience Lower speed (~15k RPM) motor implies heavier & bulkier product w/ integration challenges Low speed (<10k RPM) volumetric compressors noisy & losing efficiency in hot or cold conditions • Need multi-domain optimization & IP protected critical tech. bricks • Portfolio breadth to support the variety of applications & field experience (Garrett 10y and 3 gen. know-how, widest portfolio) • Major technology step required to manage challenges with super- high-speed vibration, cooling, high-speed balancing, high- speed sensor-less controls, … • Need high speed centrifugal air compression building blocks for design & manufacturing • Garrett leveraging field experience & established portfolio of Fuel cell Compressor Industry status Why so difficult to catch up?

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Boosting Attractive Zero Emission Business 1 Includes pure EV and hydrogen fuel cell electric vehicles ~$350M Already Awarded Lifetime Revenue of Zero Emission Vehicle Contracts ~$1B 1 2030E Zero Emission Vehicle Revenue % Margin At or Higher than Current Business on Higher ASP with New Zero Emission Vehicle Contracts Accretive ‘True To Garrett’s Heritage’: Focus on Value- Added Differentiated Technology✓ Fully Invested Zero Emission Technology Portfolio Today✓ Applying Garrett Financial Framework for Asset Light Investments and Flexible, Low-Cost Base✓ Zero Emission Technology Targets Leveraging Garrett Unique Advantages Successful Track Record Launching Innovation at Scale in all Geographies Leveraging our 5 Global R&D centers ✓ 2

FINANCIAL OUTLOOK Sean Deason

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Delivering better profitability & cash flow performance vs. peers 14% 9% 8% 11% 7% GTX PV Focused Auto Suppliers CV Powertrain Focused Broader Industrials Garrett Proxy Filing Peers Set 87% 55% 73% 75% 60% GTX PV Focused Auto Suppliers CV Powertrain Focused Broader Industrials Garrett Proxy Filing Peers Set After $100M+ of Annual ZEV Investment 2023E Adj. EBIT Margin1 2023E (Adj. EBITDA – Capex) / Adj. EBITDA1 16% 13% 14% 15% 12% GTX PV Focused Auto Suppliers CV Powertrain Focused Broader Industrials Garrett Proxy Filing Peers Set 2023E Adj. EBITDA Margin1 Ga re t Proxy Filing r 6 ili r 6 arrett r xy ili r 6 2 2 2 43 5 43 5 43 5 Sources: Capital IQ as of October 17, 2023 and Garrett 2023 Outlook 1 See Appendix for reconciliations of the Non GAAP measures 2 Based on midpoint 2023 guidance 3 PV Focused Auto Suppliers Peers include BorgWarner, Linamar, Schaeffler, Vitesco Technologies, Brembo, Autoliv, Stabilus, and Aptiv 4 CV Powertrain Focused Peers include Dana, Cummins, American Axle & Manufacturing, and Allison Transmission 5 Broader Industrials Peers include Sulzer, Burckhardt, Wartsila, Mitsubishi Heavy Industries, Cummins, ABB Turbo, Rolls Royce, Wabtec, Belimo, SFS, Schindler, Georg Fischer, Landis Gyr, and VAT Group 6 Proxy Filing Peers llison Transmission, American Axle, Autoliv, Autoneum, BorgWarner, Cooper-Standard, Dana, ElringKlinger, Gentex, HELLA, Martinrea, Modine Manufacturing, Rheinmetall, Sensata Technologies, TI Fluid Systems, Timken, Visteon

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Significant opportunity for appreciation of valuation • Garrett is >30% CV, Industrial, and Aftermarket in sales • Leverage comparable to peer groups and reducing quickly • Active buyback program ongoing Sources: Capital IQ as of October 17, 2023 and Garrett 2023 Outlook 1 See Appendix for reconciliations of the Non GAAP measures 2 Based on midpoint 2023 guidance 3 PV Focused Auto Suppliers Peers include BorgWarner, Linamar, Schaeffler, Vitesco Technologies, Brembo, Autoliv, Stabilus, and Aptiv 4 CV Powertrain Focused Peers include Dana, Cummins, American Axle & Manufacturing, and Allison Transmission 5 Broader Industrials Peers include Sulzer, Burckhardt, Wartsila, Mitsubishi Heavy Industries, Cummins, ABB Turbo, Rolls Royce, Wabtec, Belimo, SFS, Schindler, Georg Fischer, Landis Gyr, and VAT Group 6 Proxy Filing Peers llison Transmission, American Axle, Autoliv, Autoneum, BorgWarner, Cooper-Standard, Dana, ElringKlinger, Gentex, HELLA, Martinrea, Modine Manufacturing, Rheinmetall, Sensata Technologies, TI Fluid Systems, Timken, Visteon 5.4x 6.3x 6.3x 11.2x 7.3x GTX PV Focused Auto CV Powertrain Focused Broader Industrials 3 20% 5% 9% 3% 5% GTX PV Focused Auto CV Powertrain Focused Broader Industrials 3 4 5 60% 55% 6.2x 9.4x 10.7x 14.8x 11.3x GTX PV Focused Auto CV Powertrain Focused Broader Industrials Prior Peers Set 2 PV Focused Auto3 Broader Industrials5 4 Garrett Proxy Filing Peers6 3 2 PV Focused Auto3 Broader Industrials5 4 Garrett Proxy Filing Peers6 2 2 3 PV Focused Auto3 Broader Industrials5 4 Garrett Proxy Filing Peers6 EV / 2023E Adj. EBITDA (Unlevered)1 Adjusted Free Cash Flow Yield (Levered) EV / 2023E Adj. EBIT (Unlevered)1

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Strong future sales visibility drives predictable core earnings Projected OEM Sales Already Awarded 1 Strong future OEM sales line of sight Key business attributes enable resilience Diversified Customer Base, with >30% of sales in Commercial Vehicle, Industrial and Aftermarket ✓ Long Lifespan Products, beyond 10y from Pre-Dev to End of Life ✓ High OE Stickiness, most programs are single sourced ✓ 2023 2024 2025 2026 >85%>95% >75% 1 Source: Management estimates and %, $ billions bar height 100% >80% cumulative sales already awarded

Confidential | Copyrights © 2022 Garrett Motion Inc.3 $583 $440 $607 $570 $615 - $645 Adjusted EBITDA1 Adj. EBITDA Margin1 Track Record of Attractive Profitability and Cash Flow Generation 16.7% 15.8%17.9% ~16.0% 14.5% 1 See Appendix for reconciliations of the Non-GAAP measures Adjusted EBITDA1 $M 2020A 2023E2019A 2021A 2022A Outlook Range Global Pandemic Supply Chain Disruptions War & inflation Adj. FCF1 $M $318 $128 $367 $313 $350 - $400 High product profitability driven by sustainable technology differentiation Flexible, low-cost structure insures financial performance through macroeconomic conditions Capital “light” operating model drives low capital intensity and strong cash flow generation Garrett financial framework Leading to solid profitability and cash flow resilience across cycles Margin stability despite Fx and raw material inflation

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Technology-driven mission provides long term profitable growth Garrett Sales2 …While Growing Beyond LV TurboApplying Our Financial Framework… Capex as % of Net Sales< 3% Adj. EBITDA Margin1> 16% R&D as % of Net Sales< 5% Free Cash Flow Conversion160% Net Leverage Ratio1< 2x 67% 33% 2022A 2027E 2030E 34% 32% 34% 2033E Zero Emission Vehicle Products Light Vehicle Turbo Products Commercial Vehicle, Industrial, Aftermarket Turbo, Other Working Capital Turns> 20x New product launches New product launches & portfolio expansion ZEV scale-up Slower phase out vs. ICE 1 See Appendix for reconciliations of the Non-GAAP measures 2 Source: Management estimates

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Industry Transition Driving Greater Content & Higher ASP x2 E-Turbo x2 Variable Nozzle Technology (VNT) x1.2-1.3 New ZEV TechnologiesAdvanced Turbo Technologies Waste Gate (WG) technology Core Tech x1-2 x2-3 x5-10 100-400$ x1-5+ x2 E-Cooling Compressor Fuel Cell Compressor E-Powertrain Light Vehicles (LV) Commercial Vehicles & Industrials (CV) ASP multiplier vs. Light vehicle ASP multiplier vs. CV WG ASP multiplier vs. CV WG ASP multiplier vs. LV/CV WG ASP multiplier vs. LV/CV WG ASP multiplier vs. LV/CV WG ASP multiplier vs. LV WG ASP multiplier vs. LV WG Average Selling Price (ASP) per Turbo 1 1Depending on size & volumes, up to several thousand dollars

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Strong Liquidity and Capital Structure $732M Total Liquidity incl. undrawn revolver Stable Ba2 (Moody’s) BB- (Fitch) BB- (S&P) Ratings 2.3x Net Leverage Ratio1 $72M Remaining Share Buy Back Program $1.7B Total Debt consisting of our Term Loan B Our Capital Allocation Approach ✓Continue to invest in differentiated technologies and capabilities ✓Rapidly de-lever with robust cash flow generation ✓Achieve 2.0x target by end of 2024 ✓Continue share repurchase programs ✓Potential to allocate capital to dividends in future ✓Execute strategic acquisitions and inorganic growth opportunities Disciplined Organic Re-investment Net Leverage Strategic Portfolio Expansion Return of Capital As of September 30, 2023 1 See Appendix for reconciliations of the Non-GAAP measures

Building blocks for value creation

Garrett
ADVANCING MOTION

Strong foundation: Garrett's Financial Framework

- 2023 Outlook of ~16% Adjusted EBITDA margins[1], $350M+ adjusted FCF[1], even after $100M+ electrification investment
- Track record of consistently delivering attractive profitability even in tough environments by flexing our variable, low-cost structure
- Strong free cash flow generation enabling both return of capital to shareholders and de-leveraging
- Capital-light model and future growth supported by existing footprint

Simplified capital structure and governance

- One class of stock with market capitalization of approx. $2B as of Q3 2023
- One class of debt with $1.7B as of Q3 2023
- Highly committed key shareholders with no single shareholder greater than 17%

Profitable Business growth

- Diversification: Increased focus on commercial vehicle & industrial end-markets and aftermarket
- New ZEV awards with proven technology differentiation, while providing optionality beyond mobility
- Leveraging existing footprint and talent to achieve profitable growth in ZEV

[1] See Appendix for reconciliations of the Non-GAAP measures

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Copyrights © 2023 Garrett Motion Inc.

CLOSING REMARKS Olivier Rabiller

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Investor Takeaways #1 Turbo player, leader in a technology-driven industry, consolidating and more resilient than ICE overall; Still investing in new Turbo technology and expanding to industrial app’s Industry Leadership Resilient & highly profitable business, with proven performance through business cycles; $1.7B to 2.1B adjusted free cash flow1 for the next 5 years while funding ZEV2 transition Healthy Cash generation Focused R&D investments, on 3 key ZEV2 product lines: Fuel Cell Compressor, E- Powertrain, E-Cooling Compressor, targeting a fast-growing, 30B$ industry by 2030 Focused ZEV2 strategy New ZEV product lines, addressing unmet customer needs; sustaining high margins through difficult to replicate technology, while providing optionality beyond mobility Tech differentiation Experienced leaders with proven track record of success; strong intrapreneurial culture centred on creating & delivering breakthrough innovation at scale Talent & Culture 1 See Appendix for reconciliations of the Non-GAAP measures 2 ZEV = Zero Emission Vehciles (including Battery Electric and Fuel Cell Vehicles)

Q&A AND BOOTH VISITS Meet the team!

Confidential | Copyrights © 2022 Garrett Motion Inc.3 E-Powertrain Nils Martens, Hamid Bouaita E-Cooling Fred Gerard, Rob Cadle Aftermarket Eric Fraysse, Anthony Lodato Turbo CV & Industrial David Degrange, Geoff Duff Fuel Cell Compressor Lutz Glaeser, Martin Murray Turbo LV, E-Turbo Lorrain Sausse, Gary Agnew …What You Can See During The Break-out Session Conference Room

Appendices

Investors
Eric Birge
+1 (734) 228-9529
Eric.Birge@garrettmotion.com

Media
Maria Santiago Enchandi
+1 (734) 386-6593
Maria.SantiagoEnchandi@garrettmotion.com

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Zero Emission Vehicle Total Industry >$1.6T3 ZEV Industry on selected products >$100B4 Turbo Total Industry ~$18B1 1) Including captive Turbos and Low-speed Turbo in non-automotive industries (https://www.vantagemarketresearch.com/industry-report/turbocharger-market). 2) Including Automotive Turbos: Light Vehicles, Commercial Vehicles and selected high-speed Industrial applications, AfterMarket (Garrett Industry Model) 3) Including the value of the whole vehicle (https://www.vantagemarketresearch.com/industry-report/zero-emission-vehicle-zev-market) 4) Including Fuel Cell Compressor, E-Powertrain, E-Cooling compressor solutions deployed on existing platforms, all car applications (Garett Industry Model) 5) Including targeted industry for Fuel Cell Compressor, E-Powertrain, E-Cooling Compressor, excluding captive, platforms in production/already awarded, applications where differentiation is insufficient to justify targeted margins (Garrett Industry Model) Garrett Focused on High-End, Technologically Differentiated Solutions Existing & Increasing Traction in Zero Emission Vehicle Products ~$1B 2030E Zero Emission Vehicle Revenue Target On average 3x to 5x $ Content per Vehicle in Zero Emission Vehicles vs. Turbo Broad Opportunity Set Within Passenger Cars, Commercial Vehicle, and Industrials Zero Emission Vehicle Industry Targeted by Garrett $30B5 Turbo Industry Targeted by Garrett ~$13B2 TODAY 2030E Zero Emission Vehicles Create Additional $30B Opportunity Waste Gate Variable Nozzle Turbo E-Turbo Fuel Cell Compressor E-Powertrain E-Cooling Compressor

Reconciliations

Investors
Eric Birge
+1 (734) 228-9529
Eric.Birge@garrettmotion.com

Media
Maria Santiago Enchandi
+1 (734) 386-6593
Maria.SantiagoEnchandi@garrettmotion.com

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Reconciliation of Net Income to Adjusted EBITDA and Related Ratios ($ in millions) YTD Q3 2023 FY 2022 FY 2021 FY 2020 FY 2019 Net income $209 $390 $495 $80 $313 Interest expense, net of interest income 98 6 82 76 61 Tax expense 70 106 43 39 33 Depreciation 66 84 92 86 73 EBITDA $443 $586 $712 $281 $480 Reorganization items, net - 3 (125) 73 - Stock compensation expense 12 11 7 10 18 Repositioning costs 14 4 16 10 2 Foreign exchange loss on debt, net of related hedging loss - - 9 (38) 7 Loss on extinguishment of debt - 5 - - - Other expense, net 3 2 - 45 40 Other non-operating (income) expense (4) (41) (12) 5 8 Professional service costs - - - 52 - Capital tax expense - - - 2 - Capital structure transformation costs 22 - - - - Spin-off costs - - - - 28 Adjusted EBITDA $490 $570 $607 $440 $583 Net Sales $2,941 $3,603 $3,633 $3,034 $3,248 Net income margin 7.1% 10.8% 13.6% 2.6% 9.6% Adjusted EBITDA margin 16.7% 15.8% 16.7% 14.5% 17.9%

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Reconciliation of Cash Flow from Operations to Adjusted Free Cash Flow and Related Ratios ($ in millions) YTD Q3 2023 FY 2022 FY 2021 FY 2020 FY 2019 Net cash provided by (used for) operating activities $330 $375 ($310) $25 $242 Expenditures for property, plant and equipment (57) (91) (72) (80) (102) Net cash provided by (used for) operating activities less expenditures for property, plant and equipment $273 $284 ($382) ($55) $140 Honeywell Indemnity Agreement expenses - - - 43 - Stalking horse termination reimbursement - - 79 - - Chapter 11 professional service costs - 5 220 101 - Honeywell Settlement as per Emergence Agreement - - 375 - - Chapter 11 related cash interests - - 41 - - Payments for stock compensation - - 10 - - Payments for repositioning 9 4 14 5 - Factoring and P-notes (4) 20 10 34 - Capital structure transformation costs 7 - - - - Honeywell indemnity and mandatory transition tax related payments - - - - 178 Adjusted free cash flow $285 $313 $367 $128 $318 Net income - GAAP $209 $390 $495 Operating cash flow conversion 158% 96% -63% Adjusted EBITDA $490 $570 $607 Adjusted free cash flow conversion 58% 55% 60%

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Consolidated EBITDA Last Twelve Months (LTM) ($ in millions) Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q3 2023 Net income - GAAP $112 $81 $71 $57 $321 Interest expense, net of interest income 11 27 24 47 109 Tax expense (benefit) 23 27 30 13 93 Depreciation 20 21 22 23 86 EBITDA $166 $156 $147 $140 $609 Reorganization items, net 1 - - - 1 Stock compensation expense 3 3 5 4 15 Repositioning costs - 7 1 6 14 Other expense, net - 1 1 1 3 Other non-operating income (30) (1) (2) (1) (34) Capital structure transformation costs - 2 18 2 22 Adjusted EBITDA $140 $168 $170 $152 $630 Unrealized foreign exchange (loss) gain (3) 7 (4) (3) (3) Interest income 2 1 1 2 6 Other expenses (1) 5 11 6 3 25 Consolidated EBITDA $144 $187 $173 $154 $658 (1) Relates to qualifying expenses such as costs of public company registration, listing and compliance, facility start-up and transition costs and other non-recurring expenses as defined under our credit agreement.

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Reconciliation of Cash and Cash Equivalents to Liquidity, Long-Term Debt to Net Debt and Related Ratios ($ in millions) Q3 2023 Cash and cash equivalents $162 Undrawn revolver credit facility 570 Total liquidity $732 Long-term term debt $1,622 Short-term term debt 7 Deferred financing costs 48 Gross debt $1,677 Less: Cash and cash equivalents (162) Net debt $1,515 Consolidated EBITDA (LTM) $658 Net leverage ratio (1) 2.3x (1) Defined as Net debt divided by Consolidated EBITDA

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Full Year 2023 Outlook Reconciliation of Net Income to Adjusted EBITDA and Related Ratios

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Full Year 2023 Outlook Reconciliation of Cash Flow from Operating Activities to Adjusted Free Cash Flow and Related Ratios (1) Based on 243,011,280 shares of Common Stock outstanding as of September 30, 2023, and the Common Stock closing share price of $7.66 as of October 17, 2023 ($ in millions) Low End Midpoint High End Net cash provided by operating activities $413 $438 $463 Expenditures for property, plant and equipment (82) (82) (82) Net cash provided by operating activities less expenditures for property, plant and equipment $331 $356 $381 Capital structure transformation costs 14 14 14 Payments for repositioning 9 9 9 Factoring and P-notes (4) (4) (4) Adjusted free cash flow $350 $375 $400 Net income $252 $264 $272 Operating cash flow conversion 164% 166% 170% Adjusted EBITDA 615 630 645 Adjusted free cash flow conversion 57% 59% 62% Market capitalization (1) $1,861 $1,861 $1,861 Operating cash flow yield 22% 24% 25% Adjusted free cash flow yield 19% 20% 21% Net income - Capex $170 $182 $190 Net income - Capex conversion 67% 69% 70% Adjusted EBITDA - Capex $533 $548 $563 Adjusted EBITDA - Capex conversion 87% 87% 87%

Confidential | Copyrights © 2022 Garrett Motion Inc.3 Full Year 2023 Outlook Reconciliation of Market Capitalization, Enterprise Value and Related Ratios ($ in millions) Low End Midpoint High End Net income $252 $264 $272 Adjusted EBITDA 615 630 645 Adjusted EBIT 526 541 556 Market capitalization (1) $1,861 $1,861 $1,861 Net debt (2) 1,515 1,515 1,515 Enterprise value (EV) $3,376 $3,376 $3,376 EV / Net income 13.4x 12.8x 12.4x EV / Adjusted EBITDA 5.5x 5.4x 5.2x EV / Adjusted EBIT 6.4x 6.2x 6.1x (1) Based on 243,011,280 shares of Common Stock outstanding as of September 30, 2023, and the Common Stock closing share price of $7.66 as of October 17, 2023 (2) As of September 30, 2023

Confidential | Copyrights © 2022 Garrett Motion Inc.3